Supplement to the
Fidelity® Environment and Alternative Energy Fund and Fidelity® Natural Resources Fund
April 29, 2021
Prospectus

Kevin Walenta no longer serves as portfolio manager of Fidelity® Environment and Alternative Energy Fund.

The following information supplements information for Fidelity® Environment and Alternative Energy Fund found in the “Fund Summary” section under the heading “Principal Investment Strategies”.

  Employing sustainable investing exclusion criteria to avoid investments in issuers that are directly engaged in, and/or derive significant revenue from, certain industries. Please see “Fund Basics – Investment Details – Sustainable Investing Exclusions” for additional information.

The following information supplements information for Fidelity® Environment and Alternative Energy Fund found in the “Fund Summary” section under the heading “Principal Investment Risks”.

  Sustainability Risk. Application of FMR's ESG ratings process and/or its sustainable investing exclusion criteria may affect the fund’s exposure to certain issuers, sectors, regions, and countries and may affect the fund’s performance depending on whether certain investments are in or out of favor. The criteria related to the fund’s ESG ratings process and/or adherence to its sustainable investing exclusion criteria may result in the fund forgoing opportunities to buy certain securities when it might otherwise be advantageous to do so, or selling securities for ESG reasons when it might be otherwise disadvantageous for it to do so. As a result, the fund’s performance may at times be better or worse than the performance of funds that do not use ESG or sustainability criteria. There are significant differences in interpretations of what it means for an issuer to have positive ESG factors. While the Adviser believes its definitions are reasonable, the portfolio decisions it makes may differ with other investors’ or advisers’ views.

The following information replaces similar information for Fidelity® Environment and Alternative Energy Fund found in the “Fund Summary” section under the heading “Portfolio Manager(s)”.

Asher Anolic (co-manager) has managed the fund since July 2021.

Julia Pei (co-manager) has managed the fund since August 2021.

The following information supplements information found in the “Fund Basics” section under the heading “Investment Details”.

Sustainable Investing Exclusions

For Fidelity® Environment and Alternative Energy Fund:

As part of its investment approach, the fund also applies broad criteria (“exclusion criteria”) that seek to exclude issuers that are directly engaged in, and/or derive significant revenue from, certain industries or product lines. At present, these include: civilian semi-automatic firearms; tobacco production, or bonds issued against the proceeds of tobacco settlements; for-profit prisons; controversial weapons (e.g. cluster munitions, land mines, biological/chemical weapons, blinding lasers, and incendiary weapons); and coal production and/or mining.

In determining whether an issuer is directly engaged in, and/or derives significant revenue from a particular industry or product line, the fund may use revenue thresholds (e.g., issuers that derive more than 5% of revenue from tobacco production) and/or categorical exclusions (e.g., issuers that derive any revenue from the operation of private prisons or issuers that are classified within the coal production or mining industries), depending on the industry or product line, based generally on data provided by one or more third-party vendor(s). The Adviser, in its sole discretion, retains the right not to use data provided by third-party vendors where it deems the data not representative of an issuer’s current business operations. In such cases, or where data on specific issuers may not be available from third-party vendors, the Adviser may make reasonable estimates or otherwise exercise its discretion.

The fund's exclusion criteria may be updated periodically to, among other things, add or remove certain industries or product lines from the screening process, revise the revenue thresholds and categorical exclusions applicable to such activities, or change particular industries or product lines from a categorical exclusion to a revenue threshold, or vice versa. Once the Adviser determines that an issuer is not subject to the fund’s exclusion criteria, the Adviser then employs the sustainability strategy discussed above.

The implementation of the sustainability strategy (or strategies) is conducted alongside traditional fundamental, bottom-up financial analysis of individual issuers, using traditional fundamental metrics and/or traditional quantitative metrics. The Adviser may also engage in dialogues with the issuer’s management teams to further inform investment decision-making and to foster best corporate governance practices using its fundamental and sustainability analysis. In addition, the fund may invest in an issuer prior to completion of the sustainability analysis or without engaging with the issuer’s management.

The following information supplements information found in the “Fund Basics” section under the heading “Principal Investment Risks”.

Sustainability Risk. Application of FMR's ESG ratings process and/or its sustainable investing exclusion criteria may affect the fund’s exposure to certain issuers, sectors, regions, and countries and may affect the fund’s performance depending on whether certain investments are in or out of favor. The criteria related to a fund’s ESG ratings process and/or adherence to its sustainable investing exclusion criteria may result in the fund forgoing opportunities to buy certain securities when it might otherwise be advantageous to do so, or selling securities for ESG reasons when it might be otherwise disadvantageous for it to do so. As a result, the fund’s performance may at times be better or worse than the performance of funds that do not use ESG or sustainability criteria. There are significant differences in interpretations of what it means for an issuer to have positive ESG factors. While the Adviser believes its definitions are reasonable, the portfolio decisions it makes may differ with other investors’ or advisers’ views. Socially responsible norms differ by country and region, and an issuer's ESG factors or the Adviser’s assessment of such may change over time. A fund may invest in issuers that do not reflect the beliefs and values of any particular investor. When conducting the ESG ratings process of an issuer or compiling and maintaining the sustainable investing exclusion list, the Adviser may rely on information or data obtained through voluntary or third-party reporting that may be incomplete, inaccurate, or unavailable, which could cause the Adviser to incorrectly assess an issuer's business practices with respect to ESG or to incorrectly include or exclude an issuer on or from its sustainable investing exclusion list. Certain investments may be dependent on U.S. and foreign government policies, including tax incentives and subsidies, which may change without notice. A fund’s investments in certain issuers may be susceptible to various factors that may impact their businesses or operations, including costs associated with government budgetary constraints that impact publicly funded projects and initiatives, the effects of general economic conditions throughout the world, increased competition from other providers of services, unfavorable tax laws or accounting policies and high leverage.

The following information replaces the biographical information for Fidelity® Environment and Alternative Energy Fund found in the “Fund Management” section under the heading “Portfolio Manager(s)”.

Asher Anolic is co-manager of Fidelity® Environment and Alternative Energy Fund, which he has managed since July 2021. He also manages other funds. Since joining Fidelity Investments in 2008, Mr. Anolic has worked as a research analyst and portfolio manager.

Julia Pei is co-manager of Fidelity® Environment and Alternative Energy Fund, which she has managed since August 2021. Since joining Fidelity Investments in 2017, Ms. Pei has worked as a research analyst and portfolio manager. Prior to joining the firm, Ms. Pei served as an associate at Equity Group Investments from 2014 to 2016.

EAE-NRF-22-01 1.9903885.102	January 31, 2022